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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -----------
                                   FORM 8-K
                                  -----------

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 13, 1998

                       CORPORATE OFFICE PROPERTIES TRUST
                       ---------------------------------
            (Exact name of registrant as specified in its charter)

         Maryland                      0-20047                  23-2947217
-------------------------------      ------------         ---------------------
(State or other jurisdiction of      (Commission              (IRS Employer
      incorporation)                 File Number)         Identification Number)


                         401 City Avenue, Suite 615
                           Bala Cynwyd, PA 19004
                           ---------------------
                   (Address of principal executive offices)


                                (610) 538-1800
                                --------------
              (Registrant's telephone number, including area code)

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Item 2.     Acquisition or Disposition of Assets

     On October 13, 1998, Corporate Office Properties Trust (the "Company") through an affiliate of Corporate Office Properties, L.P. (the "Operating Partnership") acquired an office building located in Columbia, Maryland ("Riverwood") in a two-step transaction with M.O.R. XXIX Associates Limited Partnership and New England Life Pension Properties II. The purchase price of Riverwood totaled approximately $20.4 million, including approximately $400,000 in acquisition costs. The Company paid $18.8 million of the purchase price and acquisition costs using borrowings under its existing senior revolving credit facility with Bankers Trust Company. The balance of the purchase price and acquisition costs was paid in the form of 148,381 common units in the Operating Partnership (the "Units") (valued at $10.50 per unit).

     The Units are redeemable, in whole or in part, at the option of the holder, on or after the first anniversary of the closing date for cash based on the market value of the Company's Common Shares of Beneficial Interest ("Common Shares") at the time of redemption or, at the Company's option, in exchange for a number of Common Shares equal to the number of Units tendered for redemption. However, from and after the first anniversary of the closing date, the aggregate amount of Common Shares of the Company that the holder may sell during any 10-trading day period shall not exceed 30% of the average daily trading volume of such shares for the 30 trading days immediately preceding the date on which the first sale of such shares during any such 10-day period occurs.

     Riverwood, located in the Rivers Corporate Park, was constructed in 1986 and totals approximately 160,000 square feet. Riverwood is 100% leased to the United States Department of Defense (the "Tenant") through December 31, 2002 subject to annual termination rights if Congressional funding is not appropriated. Under this lease, the Tenant is responsible for substantially all of the operating expenses of the property. Rental revenue as of October 1, 1998 including estimated expense reimbursements approximates $2,826,640 per annum or $17.67 per square foot.


Item 7.     Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired

         The combined financial statements of the business acquired will be filed by amendment.

     (b) Pro Forma Financial Information

         The pro forma condensed consolidated financial statements of the Company will be filed by amendment.

     (c) Exhibits


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Exhibits
Exhibit Number          Description
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
2.1                     Contribution Agreement, dated as of September 30, 1998,
                        between COPT Acquisitions, Inc. and M.O.R. XXIX
                        Associates Limited Partnership.

2.2 Second Amendment to Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated as of October 13, 1998.

2.3 Purchase and Sale Agreement, dated as of September 30, 1998, between New England Life Pension Properties
                        II: A Real Estate Limited Partnership and COPT Acquisitions, Inc.

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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 1998

                                          CORPORATE OFFICE PROPERTIES TRUST

                                          By: /s/ Clay W. Hamlin, III
                                                 ---------------------------
                                          Name:  Clay W. Hamlin, III
                                          Title: Chief Executive Officer

                                          By: /s/ Randall M. Griffin
                                                 ---------------------------
                                          Name:  Randall M. Griffin
                                          Title: President and
                                                 Chief Operating Officer


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